INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

Holdings files a consolidated federal income tax return. Income taxes recorded are adjusted to the extent losses or other deductions cannot be utilized in the consolidated federal income tax return. We file state tax returns on a separate company basis or unitary basis as required by law. Additionally, certain subsidiaries of Holdings, owned through lower tier joint ventures, file separate tax returns for federal and state purposes.

We account for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis, operating losses and tax credit carryforwards. Deferred tax assets and liabilities are calculated using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. Valuation allowances are provided against deferred income tax assets for amounts which are not considered “more likely than not” to be realized.

Loss from continuing operations before income taxes and noncontrolling interest consists of the following:

	2013	2012	2011
Domestic	$(38,583)	$(23,563)	$(53,268)
Foreign	(404)	(40)	1,483
	$(38,987)	$(23,603)	$(51,785)

The income tax (expense) benefit from continuing operations consists of the following:

	2013	2012	2011
Current
Federal	$(3,040)	$(1,508)	$(2,840)
State	(2,972)	(1,185)	(3,283)
Foreign	(220)	1,027	(494)
Total Current	(6,232)	(1,666)	(6,617)
Deferred
Federal	4,209	6,090	17,876
State	342	3,104	5,162
Foreign	—	—	—
Total Deferred	4,551	9,194	23,038
Total income tax (expense) benefit	$(1,681)	$7,528	$16,421

The differences between income taxes computed using the U.S. statutory Federal income tax rate of 35% and the actual income tax provision for continuing operations as reflected in the accompanying consolidated statements of operations are as follows:

	2013	2012	2011
Expected Federal income tax benefit	$13,645	$8,260	$18,005
State taxes, net of Federal benefit	(468)	409	1,879
Change in valuation allowance - State	(1,266)	828	(668)
Change in valuation allowance - Foreign	(44)	(707)	445
Foreign rate differential	(97)	2	74
IETU, Withholding and Other Permanent- Foreign	(220)	557	(494)
Forgiveness of Debt	—	—	(290)
Adjustments Related to Tax Contingencies	(3,171)	(3,273)	(2,921)
Equity-based compensation	(4,192)	—	—
Membership initiation deposits	(4,586)	—	—
Other, net	(1,282)	1,452	391
Actual income tax (expense) benefit	$(1,681)	$7,528	$16,421

We had the following net operating loss carryforwards at December 31, 2013, which are available to offset future taxable income:

Type of Carryforward	Gross Amount	Expiration Dates (in years)
Federal tax operating loss	$25,969	2031	-	2033
State tax operating loss	$172,223	2014	-	2033
AMT net operating loss	$26,735	2031	-	2033
Mexico net operating loss	$17,635	2014	-	2023

The components of the deferred tax assets and deferred tax liabilities at December 31, 2013 and December 25, 2012 are as follows:

	2013	2012
Deferred tax assets:
Federal tax net operating loss carryforwards	$9,089	$8,045
State and foreign tax net operating loss carryforwards	11,417	11,102
Membership deferred revenue	51,568	48,041
Reserves and accruals	19,902	17,422
Tax credits	3,162	2,930
Suspended losses	—	11,272
Capital losses	6,723	—
Straight-line rent	8,650	7,321
Other	18,942	17,663
Total gross deferred tax assets	$129,453	$123,796
Valuation allowance	(10,916)	(10,474)
Deferred tax liabilities:
Discounts on membership initiation deposits and acquired notes	(150,905)	(151,538)
Property and equipment	(155,424)	(145,989)
Deferred revenue	(1,920)	(1,872)
Intangibles	(10,541)	(11,435)
Other	(333)	(2,382)
Total gross deferred tax liabilities	(319,123)	(313,216)
Net deferred tax liability	$(200,586)	$(199,894)

The allocation of deferred taxes between current and long-term as of December 31, 2013 and December 25, 2012 is as follows:

	2013	2012
Current portion-deferred tax asset, net	$10,403	$7,896
Long-term deferred tax liability, net	(210,989)	(207,790)
Net deferred tax liability	$(200,586)	$(199,894)

Valuation allowances included above of $10.9 million and $10.5 million at December 31, 2013 and December 25, 2012, respectively, relate primarily to net operating loss carryforwards in certain states and in Mexico.

GAAP prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Benefits from tax positions should be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all relevant information.

A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met. GAAP also provides guidance on the accounting for and disclosure of unrecognized tax benefits, interest and penalties.

We recognize accrued interest and penalties related to uncertain tax positions as a component of income tax expense. Income tax expense for the fiscal years ended December 31, 2013, December 25, 2012 and December 27, 2011 includes interest expense and penalties of $4.1 million, $3.7 million and $3.4 million respectively.

A reconciliation of the change in our unrealized tax benefit for all periods presented is as follows:

	2013	2012	2011
Balance at beginning of year	$51,384	$52,513	$53,215
Increases in tax positions for current year	—	—	—
Increases in tax positions for prior years	103	17	52
Decreases in tax positions for prior years	(1,109)	(1,146)	(754)
Balance at end of year	$50,378	$51,384	$52,513

As of December 31, 2013 and December 25, 2012, we have recorded $56.1 million and $52.7 million, respectively, of unrecognized tax benefits related to uncertain tax positions, including interest and penalties, which are included in other liabilities in the consolidated balance sheets. The majority of unrecognized tax benefits relates to cancellation of indebtedness income stemming from the 2010 ClubCorp Formation and related debt restructuring transactions. The calculation of the cancellation of indebtedness income recognized in connection with the ClubCorp Formation was complex and involved significant judgments and interpretations on our part, including the valuation of assets held at such time. If we were to prevail on all uncertain tax positions, the net effect would be an income tax benefit of approximately $44.0 million, exclusive of any benefits related to interest and penalties.

Holdings files income tax returns in the U.S. federal jurisdiction, numerous state jurisdictions and in two foreign jurisdictions. We are currently undergoing an Internal Revenue Service (“IRS”) audit of certain components of the tax return for the year ended December 28, 2010, which includes the debt restructuring transactions and related cancellation of indebtedness income amounts. In addition, certain of our foreign subsidiaries are under audit in Mexico for the 2008 and 2009 tax years. It is likely that within the next 12 months our unrecognized tax benefits will be impacted by the resolution of some or all of the matters currently under audit by the U.S. and Mexican taxing authorities. However, as audit outcomes and the timing of audit resolutions are subject to significant uncertainty, and given the nature and complexity of the issues involved, we are unable to reasonably estimate the possible amount of change in the unrecognized tax benefits, if any, that may occur within the next 12 months as a result of the above examinations. Nevertheless, we believe we are adequately reserved for our uncertain tax positions as of December 31, 2013.